                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2005
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                           0-19907                 48-1109495
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(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)          Identification No.)

       224 East Douglas, Suite 700, Wichita, KS                  67202
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      (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                 Not applicable.
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          (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            On  June  21,  2005,  Lone  Star  Steakhouse  &  Saloon,  Inc.  (the
"Company"),  announced  that Jon W.  Howie,  37, was named the  Company's  Chief
Accounting Officer. Mr. Howie has been Controller of the Company since March 13,
2000.  Mr.  Howie is a  Certified  Public  Accountant  and prior to joining  the
Company was employed as an Audit Senior Manager with Grant Thornton,  LLP ("GT")
from 1999 to 2000. Prior to joining GT, Mr. Howie was employed by Ernst & Young,
LLP ("EY") from 1989 to 1999.  While  employed at EY he served in many different professional  capacities,  including  three years of service as an Audit  Senior
Manager.  Mr. Howie served as an accounting  and business  advisor to clients in both the private and public  sectors,  which  included  numerous  initial public offerings, as well as secondary offerings and other SEC filings.

            Mr.  Howie  does not have any family  relationships  with any of the directors,  executive officers, or any people nominated or chosen by the Company to become a director or executive officer.

            Mr. Howie is not a party to any  transactions  listed in Item 404(a)
of Regulation S-K.

             The Company  entered into an  employment  agreement  with Mr. Howie effective  as of May 19,  2003,  providing  for the  employment  of Mr. Howie as
Controller of the Company. The employment agreement with Mr. Howie provides that he shall devote his entire  business  time to the  business of the Company.  The
Employment  Agreement provides a base salary in the amount of $130,000,  subject to  increases as  determined  by the  Compensation/Stock  Option  Committee  and
ratified by the Board of  Directors.  Mr.  Howie's base salary was  subsequently increased to $230,000. The employment agreement with Mr. Howie terminates in May
2006. Additionally,  the agreement contains non-competition and non-solicitation provisions which apply for twenty-four  months after cessation of employment and confidentiality  provisions  which  apply  for  ten  years  after  cessation  of employment.

Item 8.01   OTHER EVENTS.

            On  June  21,  2005,   the  Company  held  its  Annual   Meeting  of
Stockholders  (the  "Meeting").  At the  Meeting,  the  stockholders  re-elected
William B. Greene,  Jr. and Fred B. Chaney,  Ph.D.  to the Board of Directors to
serve until the 2008 Annual Meeting of Stockholders  and until their  successors have been duly  elected and  qualified.  As to the newly  re-elected  Directors, there were  19,254,891  votes "For" and 554,079 votes  "Abstain" for Mr. Greene,
18,713,150  votes "For" and 1,095,820 votes "Abstain" for Fred B. Chaney,  Ph.D.
The stockholders ratified the appointment of EY for the year ending December 27,
2005. As to the  ratification of auditors,  there were  19,485,611  votes "For",
245,450 votes "Against" and 77,909 votes "Abstained".

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LONE STAR STEAKHOUSE & SALOON, INC.

Dated: June 27, 2005                     By: /s/ John D. White
                                             -----------------------------------
                                             Name:  John D. White
                                             Title: Executive Vice President